DELAWARE GROUP DELCAP FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
------------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

TEN
YEAR
--------
                   10
            $1000(1 - T) = $4,875.61


T =         17.17%

DELAWARE GROUP DELCAP FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996

------------------------------------------------------------
Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

TEN
YEAR
--------
                    10
            $1000(1 - T) = $4,645.31


T =         16.60%

TOTAL RETURN PERFORMANCE
SIX MONTHS
------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $27.80
Initial Shares                                          35.971


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            35.971          $0.000               0.000           35.971







Ending Shares                                     35.971
Ending NAV                                      x $30.74
                                                --------
Investment Return                              $1,105.75





Total Return Performance
--------------------------
Investment Return                              $1,105.75
Less Initial Investment                        $1,000.00
                                                --------
                                                 $105.75   /  $1,000.00 x 100



Total Return:                                     10.58%

TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                $17.36
Initial Shares                                 57.604


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

 1987             57.604        $ 7.420             46.459          104.063
 1988            104.063        $ 0.695              5.026          109.089
 1989            104.063        $ 0.120              6.002          110.065
 1990            110.065        $ 0.450              2.736          112.801
 1991            112.801        $ 0.900              6.190          118.991
 1992            118.991        $ 0.030              0.152          119.143
 1993            119.143        $0.0000              0.000          119.143
 1994            119.143        $ 0.820              3.790          122.933
 1995            122.933        $ 1.830              9.994          132.927
 1996            132.927        $ 3.540             18.189          151.116




Ending Shares                           151.116
Ending NAV                               $30.74
                                       --------
Investment Return                     $4,645.31


Total Return Performance
------------------------------------------------------------
Investment Return                $4,645.31
Less Initial Investment          $1,000.00
                                 ---------
                                 $3,645.31     $1,000.00 x 100




Total Return:                      $364.53%

DELAWARE GROUP DELCAP FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
------------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

TEN
YEAR
--------
                    10
            $1000(1 - T) = $4,932.63


T =         17.30%

TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------
Initial Investment                   $1,000.00
Beginning OFFER                         $16.54
Initial Shares                          60.459


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1987             60.459         $7.420             48.761          109.220
1988            109.220         $0.695              5.275          114.495
1989            109.220         $0.120              6.300          115.520
1990            115.520         $0.450              2.872          118.392
1991            118.392         $0.900              6.497          124.889
1992            124.889         $0.030              0.160          125.049
1993            125.049         $0.0000             0.000          125.049
1994            125.049         $0.820              3.964          129.013
1995            129.013         $1.830             10.419          139.432
1996            139.432         $3.540             18.868          158.300




Ending Shares                           158.300
Ending NAV                               $31.16
                                       --------
Investment Return                     $4,932.63


Total Return Performance
---------------------
Investment Return                     $4,932.63
Less Initial Investment               $1,000.00
                                     ----------
                                      $3,932.63     $1,000.00 x 100




                                         393.26%

DELAWARE GROUP DELCAP FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $29.58
Initial Shares                                          33.807


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            33.807          $0.000              0.000           33.807







Ending Shares                                     33.807
Ending NAV                                      x $30.58
                                                --------
                                               $1,033.82
Less CDSC                                         $10.00
                                              ----------
Investment Return                              $1,023.82


Total Return Performance
-----------------------------
Investment Return                              $1,023.82
Less Initial Investment                        $1,000.00
                                                --------
                                                  $23.82  /   $1,000.00 x 100




Total Return:                                       2.38%

TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
------------------------------------------------------------

Initial Investment                             $1,000.000
Beginning OFFER                                    $29.58
Initial Shares                                     33.807


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996           33.807              $0.000             0.000          33.807





Ending Shares                      33.807
Ending NAV                         $30.58
                                 --------
Investment Return               $1,033.82



Total Return Performance
----------------------
Investment Return              $1,033.82
Less Initial Investment        $1,000.00
                               ---------
                                  $33.82    $1,000.00 x 100




Total Return:                          3.38%

TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $27.74
Initial Shares                                          36.049

Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            36.049           $0.000             0.000           36.049



Ending Shares                                     36.049
Ending NAV                                      x $30.58
                                                --------
                                               $1,102.38
Less CDSC                                         $10.00
                                                --------
Investment Return                              $1,092.38


Total Return Performance
----------------------
Investment Return                              $1,092.38
Less Initial Investment                        $1,000.00
                                                --------
                                                  $92.38  /   $1,000.00 x 100




Total Return:                                       9.24%

TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
------------------------------------------------------------


Initial Investment                             $1,000.00
Beginning OFFER                                   $27.74
Initial Shares                                    36.049


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            36.049           $0.000              0.000           36.049




Ending Shares                                     36.049
Ending NAV                                      x $30.58
                                                --------
Investment Return                              $1,102.38



Total Return Performance
----------------------
Investment Return                              $1,102.38
Less Initial Investment                        $1,000.00
                                                --------
                                                 $102.38   /    $1,000.00 x 100




Total Return:                                     10.24%

TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
------------------------------------------------------------


Initial Investment                             $1,000.00
Beginning OFFER                                   $25.87
Initial Shares                                    38.655



Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            38.655           $0.000              0.000           38.655




Ending Shares                                     38.655
Ending NAV                                      x $30.58
                                               ---------
                                               $1,182.07
Less CDSC                                         $10.00
                                               ---------
Investment Return                              $1,172.07


Total Return Performance
----------------------
Investment Return                              $1,172.07
Less Initial Investment                        $1,000.00
                                                --------
                                                 $172.21   /    $1,000.00 x 100




Total Return:                                     17.21%

TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $25.87
Initial Shares                                          38.655


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            38.655           $0.000             0.000           38.655



Ending Shares                                     38.655
Ending NAV                                      x $30.58
                                                --------
Investment Return                              $1,182.07





Total Return Performance
----------------------
Investment Return                              $1,182.07
Less Initial Investment                        $1,000.00
                                                --------
                                                 $182.07   /   $1,000.00 x 100




Total Return:                                      18.21%

TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $28.88
Initial Shares                                          34.626


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            34.626          $3.540              4.738           39.364




Ending Shares                                     39.364
Ending NAV                                      x $30.58
                                                --------
                                               $1,203.75
Less CDSC                                         $10.00
                                                --------
Investment Return                              $1,193.75


Total Return Performance
----------------------
Investment Return                              $1,193.75
Less Initial Investment                        $1,000.00
                                                --------
                                                 $193.75   /    $1,000.00 x 100




Total Return:                                      19.38%

TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
------------------------------------------------------------
Initial Investment                                   $1,000.00
Beginning OFFER                                         $28.88
Initial Shares                                          34.626


Fiscal          Beginning       Dividends           Reinvested      Cumulative
Year            Shares          for Period          Shares          Shares

1996            34.626          $3.540              4.738           39.364




Ending Shares                                     39.364
Ending NAV                                      x $30.58
                                                --------
Investment Return                               $1,203.75





Total Return Performance
----------------------
Investment Return                              $1,203.75
Less Initial Investment                        $1,000.00
                                                --------
                                                 $203.75    /   $1,000.00 x 100




Total Return:                                      20.38%